EXHIBIT NO. 99.(h) 10

As of June 14, 2016

Attachment 1 to Exhibit D

Fund	Fee Type
MFS Series Trust I - MFS Core Equity Fund	Flat fee + asset based fee
MFS Series Trust I - MFS Low Volatility Equity Fund	Flat fee + asset based fee
MFS Series Trust I - MFS Low Volatility Global Equity Fund	Flat fee + asset based fee
MFS Series Trust I - MFS New Discovery Fund	Flat fee + asset based fee
MFS Series Trust I - MFS Research International Fund	Flat fee + asset based fee
MFS Series Trust I - MFS Technology Fund	Flat fee + asset based fee
MFS Series Trust I - MFS U.S. Government Cash Reserve Fund	Flat fee + asset based fee
MFS Series Trust I - MFS Value Fund	Flat fee + asset based fee
MFS Series Trust II - MFS Growth Fund	Flat fee + asset based fee
MFS Series Trust III - MFS Global High Yield Fund	Flat fee + asset based fee
MFS Series Trust III - MFS High Income Fund	Flat fee + asset based fee
MFS Series Trust III - MFS Municipal High Income Fund	Flat fee + asset based fee
MFS Series Trust IV - MFS Blended Research Emerging Markets Equity Fund	Flat fee + asset based fee
MFS Series Trust IV - MFS Blended Research Global Equity Fund	Flat fee + asset based fee
MFS Series Trust IV - MFS Blended Research International Equity Fund	Flat fee + asset based fee
MFS Series Trust IV - MFS Global New Discovery Fund	Flat fee + asset based fee
MFS Series Trust IV - MFS Mid Cap Growth Fund	Flat fee + asset based fee
MFS Series Trust IV - MFS U.S. Government Money Market Fund	Flat fee + asset based fee
MFS Series Trust V - MFS International New Discovery Fund	Flat fee + asset based fee
MFS Series Trust V - MFS Research Fund	Flat fee + asset based fee
MFS Series Trust V - MFS Total Return Fund	Flat fee + asset based fee
MFS Series Trust VI - MFS Global Equity Fund	Flat fee + asset based fee
MFS Series Trust VI - MFS Global Total Return Fund	Flat fee + asset based fee
MFS Series Trust VI - MFS Utilities Fund	Flat fee + asset based fee
MFS Series Trust VII - MFS Equity Income Fund	Flat fee + asset based fee

MFS Series Trust VIII - MFS Global Growth Fund	Flat fee + asset based fee
MFS Series Trust VIII - MFS Strategic Income Fund	Flat fee + asset based fee
MFS Series Trust IX - MFS Corporate Bond Fund	Flat fee + asset based fee
MFS Series Trust IX - MFS Inflation-Adjusted Bond Fund	Flat fee + asset based fee
MFS Series Trust IX - MFS Limited Maturity Fund	Flat fee + asset based fee
MFS Series Trust IX - MFS Municipal Limited Maturity Fund	Flat fee + asset based fee
MFS Series Trust IX - MFS Total Return Bond Fund	Flat fee + asset based fee
MFS Series Trust X - MFS Absolute Return Fund	Flat fee + asset based fee
MFS Series Trust X - MFS Blended Research Growth Equity Fund	Flat fee + asset based fee
MFS Series Trust X - MFS Blended Research Small Cap Equity Fund	Flat fee + asset based fee
MFS Series Trust X - MFS Blended Research Value Equity Fund	Flat fee + asset based fee
MFS Series Trust X - MFS Emerging Markets Debt Fund	Flat fee + asset based fee
MFS Series Trust X - MFS Emerging Markets Debt Local Currency Fund	Flat fee + asset based fee
MFS Series Trust X - MFS Emerging Markets Equity Fund	Flat fee + asset based fee
MFS Series Trust X - MFS Global Bond Fund	Flat fee + asset based fee
MFS Series Trust X - MFS International Growth Fund	Flat fee + asset based fee
MFS Series Trust X - MFS International Value Fund	Flat fee + asset based fee
MFS Series Trust X - MFS Managed Wealth Fund	Flat fee + asset based fee
MFS Series Trust XI - MFS Blended Research Core Equity Fund	Flat fee + asset based fee
MFS Series Trust XI - MFS Mid Cap Value Fund	Flat fee + asset based fee
MFS Series Trust XII - MFS Equity Opportunities Fund	Flat fee + asset based fee
MFS Series Trust XIII - MFS Diversified Income Fund	Flat fee + asset based fee
MFS Series Trust XIII - MFS Global Real Estate Fund	Flat fee + asset based fee
MFS Series Trust XIII - MFS Government Securities Fund	Flat fee + asset based fee
MFS Series Trust XIII - MFS New Discovery Value Fund	Flat fee + asset based fee
MFS Series Trust XV - MFS Commodity Strategy Fund	Flat fee + asset based fee
MFS Series Trust XV - MFS Global Alternative Strategy Fund	Flat fee + asset based fee

MFS Series Trust XVI - MFS Global Multi-Asset Fund	Flat fee + asset based fee
MFS Municipal Series Trust - MFS Alabama Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust - MFS Arkansas Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust - MFS California Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust - MFS Georgia Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust - MFS Maryland Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust - MFS Massachusetts Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust - MFS Mississippi Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust - MFS Municipal Income Fund	Flat fee + asset based fee
MFS Municipal Series Trust - MFS New York Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust - MFS North Carolina Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust - MFS Pennsylvania Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust - MFS South Carolina Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust - MFS Tennessee Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust - MFS Virginia Municipal Bond Fund	Flat fee + asset based fee
MFS Municipal Series Trust - MFS West Virginia Municipal Bond Fund	Flat fee + asset based fee
Massachusetts Investors Growth Stock Fund	Flat fee + asset based fee
Massachusetts Investors Trust	Flat fee + asset based fee
MFS Closed-End Funds - MFS California Municipal Fund	Flat fee + asset based fee
MFS Closed-End Funds - MFS Charter Income Trust	Flat fee + asset based fee
MFS Closed-End Funds - MFS Government Markets Income Trust	Flat fee + asset based fee
MFS Closed-End Funds - MFS High Income Municipal Trust	Flat fee + asset based fee
MFS Closed-End Funds - MFS High Yield Municipal Trust	Flat fee + asset based fee
MFS Closed-End Funds - MFS Intermediate High Income Fund	Flat fee + asset based fee
MFS Closed-End Funds - MFS Intermediate Income Trust	Flat fee + asset based fee
MFS Closed-End Funds - MFS Investment Grade Municipal Trust	Flat fee + asset based fee
MFS Closed-End Funds - MFS Multimarket Income Trust	Flat fee + asset based fee

MFS Closed-End Funds - MFS Municipal Income Trust	Flat fee + asset based fee
MFS Closed-End Funds - MFS Special Value Trust	Flat fee + asset based fee
MFS Institutional Funds - MFS Institutional International Equity Fund	Flat fee + asset based fee
MFS Institutional Funds - MFS Institutional Large Cap Value Fund	Flat fee + asset based fee
MFS Variable Insurance Trust - MFS Global Equity Series	Flat fee + asset based fee
MFS Variable Insurance Trust - MFS Growth Series	Flat fee + asset based fee
MFS Variable Insurance Trust - MFS Investors Trust Series	Flat fee + asset based fee
MFS Variable Insurance Trust - MFS Mid Cap Growth Series	Flat fee + asset based fee
MFS Variable Insurance Trust - MFS New Discovery Series	Flat fee + asset based fee
MFS Variable Insurance Trust - MFS Research Series	Flat fee + asset based fee
MFS Variable Insurance Trust - MFS Total Return Bond Series	Flat fee + asset based fee
MFS Variable Insurance Trust - MFS Total Return Series	Flat fee + asset based fee
MFS Variable Insurance Trust - MFS Utilities Series	Flat fee + asset based fee
MFS Variable Insurance Trust - MFS Value Series	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS Blended Research Core Equity Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS Core Equity Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS Corporate Bond Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS Emerging Markets Equity Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS Global Governments Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS Global Growth Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS Global Research Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS Global Tactical Allocation Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS Government Securities Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS High Yield Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS International Growth Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS International Value Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio	Flat fee + asset based fee

MFS Variable Insurance Trust II - MFS U.S. Government Money Market Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS Research International Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS Strategic Income Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust II - MFS Technology Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III - MFS Blended Research Small Cap Equity Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III - MFS Global Real Estate Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III - MFS Inflation-Adjusted Bond Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III - MFS Limited Maturity Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III - MFS Mid Cap Value Portfolio	Flat fee + asset based fee
MFS Variable Insurance Trust III - MFS New Discovery Value Portfolio	Flat fee + asset based fee

MFS Series Trust III - MFS High Yield Pooled Portfolio	Flat fee only
MFS Series Trust X - MFS Aggressive Growth Allocation Fund	Flat fee only
MFS Series Trust X - MFS Conservative Allocation Fund	Flat fee only
MFS Series Trust X - MFS Growth Allocation Fund	Flat fee only
MFS Series Trust X - MFS International Diversification Fund	Flat fee only
MFS Series Trust X - MFS Moderate Allocation Fund	Flat fee only
MFS Series Trust XII - MFS Lifetime 2015 Fund	Flat fee only
MFS Series Trust XII - MFS Lifetime 2020 Fund	Flat fee only
MFS Series Trust XII - MFS Lifetime 2025 Fund	Flat fee only
MFS Series Trust XII - MFS Lifetime 2030 Fund	Flat fee only
MFS Series Trust XII - MFS Lifetime 2035 Fund	Flat fee only
MFS Series Trust XII - MFS Lifetime 2040 Fund	Flat fee only
MFS Series Trust XII - MFS Lifetime 2045 Fund	Flat fee only
MFS Series Trust XII - MFS Lifetime 2050 Fund	Flat fee only
MFS Series Trust XII - MFS Lifetime 2055 Fund	Flat fee only
MFS Series Trust XII - MFS Lifetime Income Fund	Flat fee only
MFS Series Trust XIV - MFS Institutional Money Market Portfolio	Flat fee only
MFS Variable Insurance Trust III - MFS Conservative Allocation Portfolio	Flat fee only
MFS Variable Insurance Trust III - MFS Growth Allocation Portfolio	Flat fee only
MFS Variable Insurance Trust III - MFS Moderate Allocation Portfolio	Flat fee only